UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 22, 2005

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-11038	41-0857886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6680 N. Highway 49 Lino Lakes, MN	55014
(Address of Principal Executive Offices)	(Zip Code)

(651) 784-1250
 (Registrant’s Telephone Number, Including Area Code)

N/A
 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)

On April 22, 2005, Tatiana Yakubovskaya, Tao Meng and Stephan C. Taylor resigned as directors of NTIC.  The primary purpose of the changes in the composition of NTIC’s Board of Directors was to increase the proportion of “independent directors” (within the meaning of the listing standards of the American Stock Exchange) to non-independent directors.  Ms. Yakubovskaya and Messrs. Meng and Taylor will continue to remain affiliated with NTIC’s joint venture entities.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

By:

Matthew C. Wolsfeld Chief Financial Officer

Dated: April 25, 2005